EXHIBIT 8

NOTE 41 Controlled Entities

Extent of Beneficial
Entity Name			Interest if not 100%	Incorporated in
AUSTRALIA
(a	)	Banking
		Commonwealth Bank of Australia		Australia
Controlled Entities:
		Commonwealth Development Bank of Australia Limited		Australia
		CBA Investments Limited		Australia
		CBA Specialised Financing Limited		Australia
		Share Investments Pty Limited		Australia
		CBA Investments (No. 2) Pty Limited		Australia
		CBA International Finance Pty Limited		Australia
		CBCL Australia Limited		Australia
		CBFC Limited		Australia
		Collateral Leasing Pty Limited		Australia
		Commonwealth Securities Limited		Australia
		Homepath Pty Limited		Australia
		Chullora Equity Investments (No.2) Pty Limited		Australia
		Chullora Equity Investments (No.3) Pty Limited		Australia
		Commonwealth Investments Pty Limited		Australia
		Commonwealth Property Limited		Australia
		Infravest (No. 2) Limited		Australia
		Retail Investor Pty Limited		Australia
		Sparad (No. 24) Pty Limited		Australia
		Colonial Employee Share Plan Limited		Australia
		Colonial Finance Limited		Australia
		Colonial Financial Services Pty Limited		Australia
		CST Securitisation Management Limited		Australia
		Emerald Holding Company Limited		Australia
		TD Waterhouse Holdings (Aust) Pty Limited		Australia
		Preferred Capital Limited		Australia
		Newport Limited		Australia
		Padang Pty Ltd		Australia
		M Land Pty Ltd		Australia
		PERLS II Trust		Australia
		GT Funding No.1 Pty Ltd		Australia
		GT Operating No.1 Pty Ltd		Australia
		Watermark Limited		Australia
		Emerald Limited		Australia
		Loft No.1 Pty Ltd		Australia
		Loft No.2 Pty Ltd		Australia
		Fringe Pty Ltd		Australia
		Reliance Achiever Pty Ltd		Australia
		RA Partnership		Australia
		Lily Pty Ltd		Australia
		Pavillion Limited		Australia
		Leaseway Transportation Pty Limited		Australia
		Medallion 2003-2G		Australia

(b	)	Insurance and Funds Management
		Commonwealth Insurance Limited		Australia
		Commonwealth Custodial Services Limited		Australia
		Commonwealth Insurance Holdings Limited		Australia
		Commonwealth Life Limited		Australia
		CLL Investments Limited		Australia
		GIF (Hazelwood) Pty Limited		Australia
Commonwealth Investment Services Limited Group
		Commonwealth Investment Services Limited		Australia
		Commonwealth Managed Investments Limited		Australia
		CISL (Hazelwood) Pty Limited		Australia
Commonwealth Funds Management Limited Group
		Commonwealth Funds Management Limited		Australia
		CFM (ADF) Limited		Australia
		CFML Nominees Pty Limited		Australia
		CMG Asia Pty Limited		Australia
		CMC First State Investment Managers (Asia) Limited		Australia
		Colonial AFS Services Pty Limited		Australia
		Colonial Financial Corporation Limited		Australia
		Colonial First State Group Limited		Australia
		Colonial First State Investments Limited		Australia
		Avanteos Pty Limited		Australia
		Colonial First State Property Limited		Australia
		Colonial First Statutory Funds Management Limited		Australia

NOTE 41 Controlled Entities continued

Extent of Beneficial
Entity Name			Interest if not 100%	Incorporated in
(b	)	Insurance and Funds Management continued
		CFS Managed Property Limited		Australia
		Colonial Holding Company Pty Limited		Australia
		Colonial Holding Company (No.2) Pty Limited		Australia
		Colonial Financial Management Limited		Australia
		Colonial Insurance Services Pty Limited		Australia
		Colonial International Holdings Pty Limited		Australia
		Colonial Investments Holding Pty Limited		Australia
		Colonial Investment Services Limited		Australia
		Colonial LGA Holdings Limited		Australia
		Colonial Mutual Funds Limited		Australia
		The Colonial Mutual Life Assurance Society Limited		Australia
		Colonial Mutual Superannuation Pty Limited		Australia
		Colonial PCA Holdings Pty Limited		Australia
		Colonial PCA Services Limited		Australia
		Colonial Portfolio Services Limited		Australia
		Colonial Services Pty Limited		Australia
		Jacques Martin Pty Limited		Australia
		PIF Managed Property Pty Limited		Australia
		Colonial Protection Insurance Pty Limited		Australia

NEW ZEALAND
(a	)	Banking
		ASB Group Limited		New Zealand
		ASB Holdings Limited		New Zealand
		ASB Bank Limited		New Zealand
		ASB Finance Limited		New Zealand
		ASB Management Services Limited		New Zealand
		ASB Properties Limited		New Zealand
		ASB Superannuation Nominees Limited		New Zealand
		CBA Funding (NZ) Limited		New Zealand
(b	)	Insurance and Funds Management
		ASB Group Limited		New Zealand
		ASB Life Limited		New Zealand
		Sovereign Limited		New Zealand
		Colonial First State Investment Managers (NZ) Limited		New Zealand
		Colonial First State Investments (NZ) Limited		New Zealand
		ASB Group (Life) Limited		New Zealand
		Kiwi Income Properties Limited		New Zealand
		Kiwi Property Management Limited		New Zealand
		Sovereign Life (NZ) Limited		New Zealand
		Sovereign Services Corporation New Zealand Limited		New Zealand

OTHER OVERSEAS
(a	)	Banking
		CBA Asia Limited		Singapore
		CBA (Europe) Finance Limited		United Kingdom
		CBA (Delaware) Finance Incorporated		USA
		CTB Australia Limited		Hong Kong
		Senator House Investments (UK) Limited (1)		United Kingdom
		Commonwealth Securities (Japan) Pty Limited		Japan
		National Bank of Fiji Limited	51	Fiji
		PT Bank Commonwealth		Indonesia
		CBA Capital Holdings Inc		USA
		CBA Capital Trust 1		USA
		CBA Funding Trust 1		USA
		Seahorse Investments UK Ltd		United Kingdom
		CommInternational Limited		Malta
		CommFinance Limited		Malta

NOTE 41 Controlled Entities continued

Extent of Beneficial
Entity Name			Interest if not 100%	Incorporated in
(b	)	Insurance and Funds Management
		CMG Asia Life Holdings Limited		Bermuda
		CMG Asia Limited		Bermuda
		CMG Asia Pensions and Retirements Limited		Hong Kong
		CMG First State Investments (Hong Kong) Limited		Hong Kong
		CMG First State (Singapore) Limited		Singapore
		Colonial Fiji Life Limited		Fiji
		Colonial First State International Assets Limited		United Kingdom
		Colonial First State Investments (Fiji) Limited		Fiji
		Colonial First State Investment Managers (UK) Limited		United Kingdom
		Colonial Healthcare (Fiji) Limited		Fiji
		Colonial Services (Fiji) Limited		Fiji
		Colonial First State (UK) Holdings Limited		United Kingdom
		Stewart Ivory Holdings Limited		United Kingdom
		Waterloo & Victoria Limited		Cayman Islands

     Non-operating and minor operating controlled entities and investment vehicles holding policyholder assets are excluded from the above list.

(1) Wholly owned subsidiary of CBA International Finance Pty Limited.